SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement     [  ]Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             RUDDICK CORPORATION
                             -------------------
               (Name of Registrant as Specified In Its Charter)

                             RUDDICK CORPORATION
                             -------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              RUDDICK CORPORATION


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON
                               FEBRUARY 17, 2000

To our Shareholders:


     The Annual Meeting of the Shareholders of Ruddick Corporation will be held in the Auditorium, 12th Floor, Two First Union Center, Third and College Streets, Charlotte, North Carolina, on Thursday, February 17, 2000, at 10:00 A.M., local time, for the following purposes:


       1. To elect four directors of the Company for three-year terms and one director of the Company for a two-year term; and


       2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.


     Pursuant to the provisions of the North Carolina Business Corporation Act, December 10, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, and accordingly, only holders of the Company's Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


     You are cordially invited to attend the Annual Meeting. In the event you will be unable to attend, please sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the Annual Meeting. A return envelope is enclosed for your convenience.


   By Order of the Board of Directors.



                                        DOUGLAS J. YACENDA
                                        SECRETARY

December 27, 1999

                              RUDDICK CORPORATION

                           -------------------------
                                PROXY STATEMENT
                          -------------------------
                        ANNUAL MEETING OF SHAREHOLDERS

                                 to be held on
                               FEBRUARY 17, 2000


     The following statement, first mailed or delivered to shareholders on or about December 27, 1999, is furnished in connection with the solicitation by the Board of Directors of Ruddick Corporation (herein called the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, February 17, 2000, at 10:00 A.M., local time, in the Auditorium, 12th Floor, Two First Union Center, Third and College Streets, Charlotte, North Carolina, and at any adjournment or adjournments thereof. The principal executive offices of the Company are located at 1800 Two First Union Center, Charlotte, North Carolina 28282.

     The accompanying form of proxy is for use at the Annual Meeting if a shareholder will be unable to attend in person. The proxy may be revoked in writing by the person giving it at any time before it is exercised either by notice to the Corporate Secretary or by submitting a proxy having a later date, or it may be revoked by such person by appearing at the Annual Meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. Where specifications are not made, proxies will be voted (i) in favor of electing as directors of the Company the five persons named in this Proxy Statement, to serve for the periods specified herein, and (ii) in the discretion of the proxy holders on any other matters presented at the Annual Meeting.

     The entire cost of soliciting these proxies will be borne by the Company. In addition to the original solicitation of the proxies by mail, the Company may request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of the Company's Common Stock (the "Common Stock") and secure their voting instructions and will reimburse them for their reasonable expense in so doing. If necessary, the Company may also use one or more of its regular employees, who will not be specially compensated, to solicit proxies from the shareholders, either in person, by telephone or by special letter.

     Pursuant to the provisions of the North Carolina Business Corporation Act, December 10, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of the Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were 46,350,986 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each matter expected to be presented at the Annual Meeting, including the election of directors.

                            PRINCIPAL SHAREHOLDERS

     The following persons are known to the Company to be, as of October 31, 1999, the beneficial owners of more than five percent of the Common Stock. The nature of beneficial ownership of the shares included is presented in the notes following the table.



                                                                NUMBER OF SHARES       PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIALLY OWNED(1)     OF CLASS
---------------------------------------------------------   -----------------------   ---------
SunTrust Banks, Inc. ....................................         10,604,748             22.8%
  Trustee of the Ruddick Employee Stock Ownership Plan(2)
  Post Office Box 4655
  Atlanta, Georgia 30302

Alan T. Dickson(3) ......................................          3,665,839              7.9
  1800 Two First Union Center
  Charlotte, North Carolina 28282

R. Stuart Dickson(4) ....................................          2,829,735              6.1
  1800 Two First Union Center
  Charlotte, North Carolina 28282


----------
(1) "Beneficial Ownership," for purposes of the table, is determined according to the meaning of applicable securities regulations and based on a review of reports filed with the Securities and Exchange Commission pursuant to
    Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of such date.

(2) SunTrust Banks, Inc. has sole investment power with respect to the number of shares indicated except under limited circumstances. SunTrust Banks, Inc. votes shares held by the Ruddick Employee Stock Ownership Plan (the "ESOP") that have been allocated to individual accounts in accordance with the participants' instructions, does not vote allocated shares as to which no instructions are received and votes the unallocated shares in its sole discretion.

(3) The amount shown includes 1,574,194 shares of Common Stock owned of record and beneficially by Alan T. Dickson or by certain trusts of which he is a trustee and beneficiary, as to which he has sole voting and investment power; 83,694 shares of Common Stock allocated to his ESOP account, as to which he has sole voting power but no investment power except under limited circumstances; 1,854,925 shares of Common Stock owned of record and beneficially by The Dickson Foundation, Inc., a charitable foundation, as to which he shares voting and investment power and which are also included in the table as being beneficially owned by R. Stuart Dickson; 64,730 shares of Common Stock held as trustee for his niece, as to which he has sole voting and investment power; and 88,296 shares of Common Stock held in an estate of which he is sole executor and a beneficiary.

(4) The amount shown includes 863,134 shares of Common Stock owned of record and beneficially by R. Stuart Dickson, as to which he has sole voting and investment power; 84,516 shares of Common Stock allocated to his ESOP account, as to which he has sole voting power but no investment power except under limited circumstances; 1,854,925 shares of Common Stock owned of record and beneficially by The Dickson Foundation, Inc., a charitable foundation, as to which he shares voting and investment power and which are also included in the table as being beneficially owned by Alan T. Dickson; and 27,160 shares of Common Stock owned of record and beneficially by his spouse, as to which she has sole voting and investment power and as to which he disclaims beneficial ownership.


                             ELECTION OF DIRECTORS

     Under the Company's Bylaws, the Board of Directors of the Company shall consist of not less than nine nor more than thirteen members, which number shall be fixed and determined from time to time by resolution of the shareholders. The Bylaws further provide that the directors shall be divided into three classes having staggered three-year terms, so that the terms of approximately one-third of the directors will expire each year, and that any vacancies in the Board may be filled by a majority vote of the Board of Directors or by the shareholders. The number of directors is currently fixed at twelve.

     The terms of four of the directors expire at the Annual Meeting. During the past year, the Board of Directors appointed Mr. Isaiah Tidwell to the Board of Directors to fill a vacancy in the class of directors with a term expiring in 2002. Mr. Tidwell is required to stand for election at the Annual Meeting, which is the first meeting following his appointment. The Board of Directors has nominated the five persons listed below to be elected as directors at the Annual Meeting, four for terms to expire in 2003 and one for a term to expire in 2002. Each nominee currently is a member of the Board of Directors.

     It is intended that the persons named as proxies in the accompanying form of proxy will vote to elect as a director each of the five nominees listed below, each to serve until the annual meeting of shareholders in the year indicated or until his successor shall be elected and qualified to serve, in each case unless authority to so vote is withheld. Although the Board of Directors expects that each of the nominees will be available for election, in the event a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the persons named in the proxy. Directors will be elected by a plurality of the votes cast. Therefore, while votes withheld from director nominees (including abstentions and broker non-votes) will be counted for purposes of determining whether a quorum exists at the Annual Meeting, such votes withheld will not have the effect of a "negative" vote with respect to the election of directors. The Board of Directors unanimously recommends that the shareholders vote to elect all of the nominees as directors.

     Set forth below is the name of each nominee for election to the Board of Directors and each member of the Board of Directors whose term will not expire at the Annual Meeting, as well as each such person's age, his or her current principal occupation (which has continued for at least the past five years unless otherwise indicated) together with the name and principal business of the company by which such person is employed, the period during which such person has served as a director, all positions and offices that such person holds with the Company and such person's directorships in other companies with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or companies registered as an investment company under the Investment Company Act of 1940.


                      NOMINEES FOR TERMS EXPIRING IN 2003

     JOHN R. BELK, age 40, has been President -- Finance, Systems and Operations of Belk Inc., retail merchants, since May 1998. He has also served as President and Chief Operating Officer of Belk Stores Services

Inc., since February 1997 and served as Senior Vice President of Belk Services, Inc., from February 1992 to February 1997. He has been a director of the Company since 1997 and also serves as a director of ALLTEL Corporation.

     THOMAS W. DICKSON, age 44, has been President of the Company since February 1997. Before his election as President, he served as Executive Vice President of the Company from February 1996 to February 1997. Prior to that time, from February 1994 to August 1996 he served as President of, and from February 1991 to February 1994 he served as Executive Vice President of, American & Efird, Inc., a wholly owned subsidiary of the Company engaged in the manufacture and distribution of sewing thread. He has been a director of the Company since 1997.

     JAMES E. S. HYNES, age 59, is the Chairman of the Board of Hynes Inc., a manufacturer's representative. He has been a director of the Company since 1983 and also serves as a director of First Union Corporation.

     HAROLD C. STOWE, age 53, has been President and Chief Executive Officer of Canal Industries, Inc., a forest products company, since March 1997. Prior to that time, he served as Co-President of Canal Industries, Inc. from 1996 until March 1997 and as Executive Vice President of CSI Group, Inc., an affiliated company of Canal Industries, Inc., from 1990 through 1995. Mr. Stowe has been a director of the Company since 1998.


                      NOMINEES FOR TERMS EXPIRING IN 2002

     ISAIAH TIDWELL, age 54, has been the President, Georgia Banking of Wachovia Bank N.A. since May 1999. Prior to that time, he served as Executive Vice President in charge of Wachovia Bank's North Carolina Southern Region from 1995 to 1999 and as Southern Region executive from 1993 to 1995. Mr. Tidwell has been a director of the Company since 1999 and also serves as a director of Lance, Inc. and is a member of the advisory board for Rack Room Shoes.


               CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2002

     EDWIN B. BORDEN, JR., age 65, is the President and Chief Executive Officer of The Borden Manufacturing Company, a private textile management holding company. He has been a director of the Company since 1991 and also serves as a director of Carolina Power & Light Company, Jefferson-Pilot Corporation, Triangle Bancorp, Inc. and Winston Hotels, Inc.

     R. STUART DICKSON, age 70, has been Chairman of the Executive Committee of the Company since February 1994. Prior to that time, he served as Chairman of the Board of the Company. He has been a director of the Company since 1968 and also serves as a director of Textron, Inc., First Union Corporation, United Dominion Industries Limited and Dimon Incorporated.

     HUGH L. MCCOLL, JR., age 64, is the Chairman of the Board and Chief Executive Officer of Bank of America Corporation (formerly NationsBank Corporation), a bank holding company. Mr. McColl served as Chairman of the Board of Bank of America Corporation from 1983 until December 31, 1991, from December 31, 1992 until January 1997 and has served in that capacity since October 1, 1998. He has been a director of the Company since 1978 and also serves as a director of Sonoco Products Company.

               CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2001

     JOHN W. COPELAND, age 64, is the retired President of the Company. He served as President from February 1994 to February 1997, and prior to that time, he served as President of American & Efird, Inc. He has been a director of the Company since 1989 and also serves as a director of Public Service Company of North Carolina, Inc.

     ALAN T. DICKSON, age 68, has been Chairman of the Board of the Company since February 1994. Prior to that time, he served as President of the Company. He has been a director of the Company since 1968 and also serves as a director of Bank of America Corporation, Lance, Inc., Sonoco Products Company and Bassett Furniture Industries, Inc.

     RODDEY DOWD, SR., age 67, is the Chairman of the Executive Committee of Charlotte Pipe & Foundry Company, a manufacturing firm. He has been a director of the Company since 1968 and also serves as a director of First Union Corporation.

     ANNA SPANGLER NELSON, age 37, has been President of C.D. Spangler Construction Co., a company involved in real estate and investment activities, since August 1997 and has been the President of Anna W. Spangler, Inc., a management services company, since September 1988. She has been a director of the Company since 1998 and has also served as a general partner of the Wakefield Group, a venture capital company, since 1988.

     Alan T. Dickson and R. Stuart Dickson are brothers, and Thomas W. Dickson is the son of R. Stuart Dickson and the nephew of Alan T. Dickson. No other director has a family relationship with any other executive officer, director or nominee for director of the Company as close as first cousin.


DIRECTORS' FEES AND ATTENDANCE

     The Company compensates each director who is not an employee of the Company or its subsidiaries in the amount of $15,000 per year for services as a director, plus $1,000 for each Board of Directors or committee meeting attended. Non-employee directors of the Company may defer the payment of the annual fee and regular board meeting fee to a future period pursuant to the Company's Director Deferral Plan. The deferred fees are converted into a number of shares of Common Stock with a fair market value equal to the value of the retainer or fees deferred, and the number of shares are then credited to the director's account (along with the amount of any dividends or stock distributions). The Company uses a non-qualified trust to purchase and hold Common Stock to satisfy the Company's obligation under the Director Deferral Plan, and the directors are general creditors of the Company in the event the Company becomes insolvent. Upon termination of service as a director or in the event of death, shares of Common Stock or cash, in the discretion of the Compensation and Special Stock Option Committee of the Board of Directors (the "Compensation Committee") will be distributed to the director or a designated beneficiary.

     Under the Company's 1995 Comprehensive Stock Option Plan (the "1995 Plan"), the Company automatically granted each non-employee director at the time the 1995 Plan was adopted a ten-year option to purchase 10,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant of the option. In addition, under the 1995 Plan, the Company automatically grants a ten-year option to purchase 10,000 shares of Common Stock to each new non-employee director upon his or her initial election as director. These options are immediately vested, and the exercise price per share of these options is equal to the fair market value of the Common Stock on the date of the director's election. In accordance with the 1995 Plan, the Company granted a ten-year option to purchase 10,000 shares at an exercise price of $16.625 per share to Isaiah Tidwell upon his election as a director on May 20, 1999.

     In addition to the above compensation, the Company grants additional stock options to its non-employee directors from time to time. On November 19, 1998, each of John R. Belk, Edwin B. Borden, Jr., John W. Copeland, Roddey Dowd, Sr., James E.S. Hynes, Hugh L. McColl, Jr., Anna Spangler Nelson and Harold C. Stowe, constituting all of the non-employee directors of the Company at that time, were granted options to purchase 1,000 shares of Common Stock at an exercise price of $19.625 per share, the then fair market value of the Common Stock, pursuant to the Company's 1997 Comprehensive Stock Option and Award Plan (the "1997 Plan"). These options are immediately vested and expire on November 19, 2008.

     The Company also provides $100,000 of term life insurance coverage for each such non-employee director.

     The Board of Directors held five meetings during fiscal 1999. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of all committees of the Board of Directors on which they served during fiscal 1999, which were held when they were a director, except for Hugh L. McColl, Jr., who attended 60% of the meetings of the Board of Directors and 50% of such aggregate number of meetings of the Board of Directors and its committees.


COMMITTEES OF THE BOARD

     The Company's Board of Directors has the following standing committees:
(i) the Executive Committee, whose current members are R. Stuart Dickson, Alan
T. Dickson, Thomas W. Dickson, Roddey Dowd, Sr. and Hugh L. McColl, Jr.; (ii) the Audit Committee, whose current members are John R. Belk, Roddey Dowd, Sr., Anna Spangler Nelson, Harold C. Stowe and Isaiah Tidwell; (iii) the Compensation Committee, whose current members are Edwin B. Borden, Jr., James
E. S. Hynes, Anna Spangler Nelson and Harold C. Stowe; (iv) the Retirement Benefits Committee, whose current members are John R. Belk, Edwin B. Borden, Jr., John W. Copeland and James E.S. Hynes; and (v) the Nominating Committee, whose current members are John R. Belk, Edwin B. Borden, Jr., John W. Copeland, James E. S. Hynes and Hugh L. McColl, Jr. Subject to limitations under North Carolina law, the Executive Committee may exercise all of the authority of the Board of Directors in the management of the Company. The Executive Committee did not meet during fiscal 1999. The Audit Committee recommends independent auditors for the Company and reviews its financial statements, audit reports, internal financial controls and internal audit procedures. The Audit Committee met three times during fiscal 1999. The Compensation Committee assesses the Company's overall compensation programs and philosophies. Among other things, it recommends to the Board of Directors for its approval the salaries and incentive compensation for key officers and the incentive compensation for other holding company employees and reviews the compensation and incentive compensation for other employees of the Company's subsidiaries. In addition, the Compensation Committee grants stock options pursuant to the Company's stock option plans and reports such actions to the Board of Directors. The Compensation Committee met once during fiscal 1999. See "REPORT OF THE COMPENSATION AND SPECIAL STOCK OPTION COMMITTEE." The Retirement Benefits Committee has the overall responsibility and authority for Company retirement plans. The Retirement Benefits Committee met once during fiscal 1999. The Nominating Committee reviews, evaluates and recommends nominees for the Board of Directors. The Nominating Committee met once during fiscal 1999. The Company's Bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at a meeting of shareholders. A copy of such provision is available upon request to: Ruddick Corporation, 1800 Two First Union Center, Charlotte, North Carolina 28282,
Attention: Corporate Secretary.

BENEFICIAL OWNERSHIP OF COMPANY STOCK

     The following table presents information regarding the beneficial ownership of the Common Stock, within the meaning of applicable securities regulations, of all current directors of the Company and the executive officers named in the Summary Compensation Table included herein, and of such directors and all executive officers of the Company as a group, all as of October 31, 1999. Except as otherwise indicated, the persons named in the table have sole voting and investment power over the shares included in the table.

                                                          SHARES OF
                                                        COMMON STOCK
                                                        BENEFICIALLY        PERCENT
NAME                                                      OWNED(1)          OF CLASS
-------------------------------------------------   --------------------   ---------
  John R. Belk ..................................            13,431 (2)       *
  Edwin B. Borden, Jr. ..........................            25,000 (3)       *
  Richard N. Brigden ............................            65,407 (4)       *
  John W. Copeland ..............................            52,477 (5)       *
  Alan T. Dickson ...............................         3,665,839 (6)     7.9%
  R. Stuart Dickson .............................         2,829,735 (7)     6.1%
  Thomas W. Dickson .............................           252,167 (8)       *
  Roddey Dowd, Sr. ..............................            21,983 (3)       *
  James E. S. Hynes .............................            55,780 (3)       *
  Fred A. Jackson ...............................            64,286 (9)       *
  Hugh L. McColl, Jr. ...........................            15,139 (3)       *
  Frederick J. Morganthall, II ..................            37,809(10)       *
  Anna Spangler Nelson ..........................            23,000(11)       *
  Harold C. Stowe ...............................            12,000(12)       *
  Isaiah Tidwell ................................            10,000(13)       *
  All directors and executive officers as a group
   (15 persons) .................................         5,289,128(14)    11.3%

----------
  * Less than 1%

(1) The table includes shares allocated under the ESOP to individual accounts of those named persons and group members who participate in the ESOP, the voting of which is directed by such named persons or group members, as appropriate. The table does not include any unallocated shares held by the ESOP, which are voted by SunTrust Banks, Inc. in its sole discretion. See
     Note 1 to "PRINCIPAL SHAREHOLDERS."

(2) Includes 12,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Mr. Belk would have sole voting and investment power upon acquisition.

(3) Includes 13,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which such director would have sole voting and investment power upon acquisition.

(4) Includes 40,526 shares owned of record and beneficially by Mr. Brigden, as to which he has sole voting and investment power; 13,281 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; and 11,600 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 1999, as to which he would have sole voting and investment power upon acquisition.

(5) Includes 46,232 shares owned of record and beneficially by Mr. Copeland or a corporation of which he is sole shareholder, as to which he has sole voting and investment power; 3,056 shares owned by his adult children, as to which he has sole voting and investment power pursuant to a power of attorney; 1,189 shares held of record by the Ann F. Copeland and John W. Copeland Charitable Fund, Inc., as to which he has sole voting and investment power; and 2,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Mr. Copeland would have sole voting and investment power upon acquisition.

(6)  See Note 3 under "PRINCIPAL SHAREHOLDERS."

(7)  See Note 4 under "PRINCIPAL SHAREHOLDERS."

(8) Includes 186,325 shares owned of record and beneficially by Mr. Dickson, as to which he has sole voting and investment power; 14,866 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; 10,676 shares of Common Stock held as custodian for his minor children, as to which he has sole voting and investment power; and 40,300 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 1999, as to which he would have sole voting and investment power upon acquisition.

(9) Includes 33,358 shares owned of record by Mr. Jackson jointly with his spouse, as to which he shares voting and investment power; 16,928 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; and 14,000 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 1999, as to which he would have sole voting and investment power upon acquisition.

(10) Includes 8,087 shares owned of record and beneficially by Mr. Morganthall, as to which he has sole voting and investment power; 7,122 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; and 22,600 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 1999, as to which he would have sole voting and investment power upon acquisition.

(11) Includes 11,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Ms. Nelson would have sole voting and investment power upon acquisition; and 12,000 shares owned by a corporation with respect to which she has shared voting and investment power and is deemed beneficial owner.

(12) Includes 11,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Mr. Stowe would have sole voting and investment power upon acquisition.

(13) Represents 10,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Mr. Tidwell would have sole voting and investment power upon acquisition.

(14) Includes (i) 3,141,278 shares, including 186,500 that may be acquired upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 1999, as to which such persons have, or would have upon acquisition, sole voting and investment power; (ii) 1,900,283 shares as to which they have shared voting and investment power; (iii) 220,407 shares allocated to their respective ESOP accounts, as to which they have sole voting power, but no investment power except under limited circumstances; and (iv) 27,160 shares beneficially owned by spouses, as to which such persons disclaim beneficial ownership.

                            EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table sets forth a summary of all compensation paid to or accrued for each person who was an executive officer of the Company at fiscal year-end, and for the chief executive officer of the Company during such fiscal year, in each case for services rendered in all capacities during the periods indicated:

                          SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION
                                        --------------------------------------------
                                                                        OTHER
           NAME AND             FISCAL     SALARY      BONUS           ANNUAL
      PRINCIPAL POSITION         YEAR       ($)         ($)      COMPENSATION($)(1)
------------------------------ -------- ----------- ----------- --------------------
Alan T. Dickson                 1999    $267,800     $118,059
 Chairman of the                1998     267,800      117,296
 Board and Director             1997     267,800      140,863
 of the Company
R. Stuart Dickson               1999     267,800      118,059
 Chairman of the                1998     267,800      117,296
 Executive Committee            1997     267,800      140,863
 and Director of the
 Company
Thomas W. Dickson               1999     305,000      134,458
 President and                  1998     290,000      127,020
 Director of the                1997     260,417      136,979
 Company
Richard N. Brigden              1999     290,000      106,534
 Vice President --              1998     280,800      102,492
 Finance of the                 1997     270,000      118,260
 Company(3)
Fred A. Jackson                 1999     228,000      100,619
 President of                   1998     220,000       63,260
 American & Efird,              1997     200,000       94,655
 Inc.(4)
Frederick J. Morganthall, II    1999     240,000       66,240
 President of Harris            1998     230,000       47,150
 Teeter, Inc.(4)(5)             1997          --           --



                                    LONG TERM COMPENSATION
                               ---------------------------------
                                            SECURITIES
                                RESTRICTED  UNDERLYING
                                  STOCK      OPTIONS/     LTIP
           NAME AND              AWARD(S)      SARS     PAYOUTS      ALL OTHER
      PRINCIPAL POSITION         (2) ($)       (#)        ($)     COMPENSATION($)
------------------------------ ----------- ----------- --------- ----------------
Alan T. Dickson                    $ 0             0                  18,058(6)
 Chairman of the                     0             0                  18,710
 Board and Director                  0             0                  20,205
 of the Company
R. Stuart Dickson                    0             0                  26,317(7)
 Chairman of the                     0             0                  27,210
 Executive Committee                 0             0                  28,859
 and Director of the
 Company
Thomas W. Dickson                    0         7,500                  19,669(8)
 President and                       0        23,000                  17,481
 Director of the                     0             0                  10,246
 Company
Richard N. Brigden                   0         6,000                  12,532(9)
 Vice President --                   0        14,000                  12,836
 Finance of the                      0             0                  14,230
 Company(3)
Fred A. Jackson                      0         6,000                  22,243(10)
 President of                        0        10,000                  19,429
 American & Efird,                   0        12,000                  13,252
 Inc.(4)
Frederick J. Morganthall, II         0         6,000                  18,984(11)
 President of Harris                 0        33,000                  17,891
 Teeter, Inc.(4)(5)                 --            --                      --


----------
(1) During fiscal 1999 the aggregate amount of perquisites and other personal benefits and other non-cash compensation not reported above for each named executive officer did not exceed the lesser of $50,000 or 10% of the total amount reported above as annual salary and bonus for such individual.

(2) During 1995, pursuant to the Company's Long-Term Key Management Incentive Program, the Company allocated shares of restricted stock to certain of the named executive officers. Such shares vest upon the earlier to occur of (i) 20% per year over five years (beginning with fiscal year-end 1995), but not beginning before the participant is 55 years old, or (ii) termination of employment due to death or disability. The total number of shares of restricted stock awarded to the named executive officers during fiscal 1995 was as follows: Alan T. Dickson -- 5,434 shares; R. Stuart Dickson -- 5,434 shares; and Richard N. Brigden -- 4,778 shares. At fiscal year-end 1999 the last 20% of such awards vested.

(3) Mr. Brigden retired as the Vice President -- Finance of the Company effective November 18, 1999 and will retire from the Company in early 2000.

(4) American & Efird, Inc. and Harris Teeter, Inc. are wholly owned subsidiaries of the Company.

(5) Mr. Morganthall first became an executive officer of the Company upon his election as President of Harris Teeter, Inc., effective October 1997.

(6) Includes the value of certain premiums paid by the Company in fiscal 1999 under a split-dollar life insurance program in the amount of $11,477, and contributions by the Company in fiscal 1999 to certain defined contribution plans in the amount of $6,581.

(7) Includes the value of certain premiums paid by the Company in fiscal 1999 under a split-dollar life insurance program in the amount of $19,730, and contributions by the Company in fiscal 1999 to certain defined contribution plans in the amount of $6,587.

(8) Includes the value of certain premiums paid by the Company in fiscal 1999 under various split-dollar life insurance programs in the amount of $13,250, and contributions by the Company in fiscal 1999 to certain defined contribution plans in the amount of $6,419.

(9) Includes the value of certain premiums paid by the Company in fiscal 1999 under a split-dollar life insurance program in the amount of $6,131, and contributions by the Company in fiscal 1999 to certain defined contribution plans in the amount of $6,401.

(10) Includes the value of certain premiums paid by the Company in fiscal 1999 under various split-dollar life insurance programs in the amount of $14,563, and contributions by the Company in fiscal 1999 to certain defined contribution plans in the amount of $7,680.

(11) Includes the value of certain premiums paid by the Company in fiscal 1999 under various split-dollar life insurance programs in the amount of $12,601, and contributions by the Company in fiscal 1999 to certain defined contribution plans in the amount of $6,383.

PENSION PLANS

     The Company provides certain retirement benefits for each of the executives included in the Summary Compensation Table pursuant to the Ruddick Supplemental Executive Retirement Plan (the "SERP"), the Ruddick Corporation Employees' Pension Plan (the "Pension Plan") and Social Security. The following table shows the estimated annual benefits generally payable at normal retirement to an executive who participates in the SERP and the Pension Plan, in specified average compensation and years of service classifications.

                             PENSION PLAN TABLE(1)


                                                 ANNUAL BENEFIT UPON RETIREMENT
                                               WITH YEARS OF SERVICE INDICATED(2)
                           ---------------------------------------------------------------------------
FINAL AVERAGE EARNINGS      10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
------------------------   ----------   ----------   ----------   ----------   ----------   ----------
$125,000 ...............    $ 34,375     $ 51,563     $ 68,750     $ 68,750     $ 68,750     $ 68,750
 150,000 ...............      41,250       61,875       82,500       82,500       82,500       82,500
 175,000 ...............      48,125       72,188       96,250       96,250       96,250       96,250
 200,000 ...............      55,000       82,500      110,000      110,000      110,000      110,000
 225,000 ...............      61,875       92,813      123,750      123,750      123,750      123,750
 250,000 ...............      68,750      103,125      137,500      137,500      137,500      137,500
 300,000 ...............      82,500      123,750      165,000      165,000      165,000      165,000
 400,000 ...............     110,000      165,000      220,000      220,000      220,000      220,000
 450,000 ...............     123,750      185,625      247,500      247,500      247,500      247,500
 500,000 ...............     137,500      206,250      275,000      275,000      275,000      275,000

----------
(1) The table sets forth the combined benefits payable under the SERP, the Pension Plan and Social Security.

(2) The retirement benefits payable to Messrs. R. Stuart Dickson and Alan T. Dickson would be approximately 9% larger than the amounts shown in the table as a result of these participants being entitled to SERP benefits equal to 60% of their final average earnings as opposed to the 55% received by other participants and reflected in the table.

     "Final average earnings" is the average of the participant's highest annual compensation in any three of the participant's last ten years of employment by the Company or a participating subsidiary. The annual compensation considered in any given year to determine the "final average earnings" of a participant consists of amounts that typically would be included in the Salary and Bonus columns of the Summary Compensation Table. The table above describes annual benefits beginning at normal retirement, assuming payment in the form of a joint and 75% survivor annuity for SERP and Pension Plan amounts. For purposes of this table, "normal retirement" means retirement at age 60. A participant who retires prior to normal retirement and after attaining age 55 with 10 years of service will be entitled to reduced benefits, if payment of such benefits commences prior to age 60.

     Final average earnings for purposes of computing benefits, and age and estimated credited years of service as of the fiscal 1999 year-end, for each of the executive officers included in the Summary Compensation Table were as follows: $401,972, age 68 and 46 years for Alan T. Dickson; $401,972, age 70 and 47 years for R. Stuart Dickson; $417,958, age 44 and 19 years for Thomas W. Dickson; $389,362, age 60 and 16 years for Richard N. Brigden; $302,178, age 49 and 22 years for Fred A. Jackson; and $275,797, age 48 and 13 years for Frederick J. Morganthall, II.

STOCK OPTION PLANS

     The following table sets forth information regarding options granted to the executive officers named in the Summary Compensation Table during fiscal 1999. No free-standing stock appreciation rights ("SARs") were granted to executive officers during such year.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                            POTENTIAL REALIZABLE
                                    INDIVIDUAL GRANTS                                              VALUE
----------------------------------------------------------------------------------------- AT ASSUMED ANNUAL RATES
                                   NUMBER OF      PERCENT OF                                    OF STOCK PRICE
                                  SECURITIES    TOTAL OPTIONS/                                 APPRECIATION FOR
                                  UNDERLYING     SARS GRANTED     EXERCISE                      OPTION TERM(3)
                                 OPTIONS/SARS    TO EMPLOYEES     OR BASE                 -------------------------
                                    GRANTED       IN FISCAL        PRICE      EXPIRATION       5%          10%
NAME                                (#)(1)         YEAR(2)         ($/SH)        DATE         ($)          ($)
------------------------------- -------------- --------------- ------------- ------------ ----------- ------------
 Thomas W. Dickson                   7,500            2.0%       $ 19.9375    11/18/05     $ 60,874    $ 141,866
 Richard N. Brigden                  6,000            1.6%       $ 19.9375    11/18/05     $ 48,699    $ 113,493
 Fred A. Jackson                     5,730            1.5%       $ 19.9375    11/18/05     $ 46,508    $ 108,386
                                       270            0.1%       $ 19.9375    11/18/08     $  3,386    $   8,580
 Frederick J. Morganthall, II        6,000            1.6%       $ 19.9375    11/18/08     $ 75,231    $ 190,653

----------
(1) Represents the number of shares covered by options granted to the named executives on November 18, 1998 pursuant to the Company's 1995 and 1997 Plans. Such options have an exercise price equal to 100% of fair market value of such shares on the date of grant. All such options vest at the rate of 20% per year over five years, based on the date of grant. Vesting of such options may be accelerated in certain circumstances involving a change in control of the Company. Furthermore, the number of shares subject to options will be appropriately adjusted in the event of a stock dividend or reclassification or in the event of certain mergers or consolidations involving the Company. Options expire if the employment of the optionee is terminated for any reason other than death, disability, retirement with the consent of the Company or termination without cause by the Company.

(2) Based upon options to purchase 382,900 shares granted to all employees during fiscal 1999.

(3) The amounts represent assumed rates of appreciation in the price of Common Stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the actual future price of the Common Stock. The 5% rate of appreciation of the $19.9375 exercise price over the seven and ten year option terms is $28.05 and $32.48, respectively. The 10% rate of appreciation of the $19.9375 exercise price over the seven and ten year option terms is $38.85 and $51.71, respectively. There is no representation that the rates of appreciation reflected in this table will be achieved.

     The following table sets forth information regarding options exercised during fiscal 1999 by the executive officers named in the Summary Compensation Table and the value of each such executive officer's unexercised stock options held at fiscal year-end.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                                NUMBER OF
                                                                                SECURITIES           VALUE OF
                                                                                UNDERLYING       UNEXERCISED IN-
                                                                               UNEXERCISED          THE-MONEY
                                             SHARES                          OPTIONS/SARS AT     OPTIONS/SARS AT
                                          ACQUIRED ON                           FY-END(#)         FY-END ($)(1)
                                            EXERCISE      VALUE REALIZED      (EXERCISABLE/       (EXERCISABLE/
NAME                                          (#)               ($)           UNEXERCISABLE)      UNEXERCISABLE)
--------------------------------------   -------------   ----------------   -----------------   -----------------
Thomas W. Dickson ....................           --                --       31,800/ 30,700      $148,585/ 22,800
Richard N. Brigden. ..................           --                --       6,400/ 19,600       17,100/ 11,400
Fred A. Jackson (2) ..................       15,600           116,264       6,800/ 24,400       13,500/ 35,450
Frederick J. Morganthall, II .........           --                --       12,600/ 37,400      26,175/ 20,263

----------
(1) Based on the closing price of the Company's Common Stock on the New York Stock Exchange on October 1, 1999 of $16.1875.

(2) Mr. Jackson exercised options to purchase 800 shares of the Company's Common Stock at a price of $9.1550 per share and 8,000 shares of the Company's Common Stock at a price of $11.34375 per share on November 13, 1998 and he exercised options to purchase 2,000 shares of the Company's Common Stock at a price of $11.34375 per share and 4,800 shares of the Company's Common Stock at a price of $11.4375 per share on September 27, 1999. Mr. Jackson has retained these shares; however, for purposes of the above table, it is assumed that all such shares were sold on the exercise date, at the closing price on such date, which was $20.3750 and $16.5625 on November 13, 1998 and September 27, 1999, respectively.

                        REPORT OF THE COMPENSATION AND
                         SPECIAL STOCK OPTION COMMITTEE

     The Compensation and Special Stock Option Committee of the Board of Directors is responsible for setting the remuneration levels for executives of the Company and for overseeing the Company's various executive compensation plans and the overall management compensation program. Periodically, the Compensation Committee obtains independent and impartial advice from external compensation consulting firms in executing its responsibilities. The Compensation Committee, currently composed of the four outside directors listed at the conclusion of this report, met one time during fiscal 1999.


GENERAL EXECUTIVE COMPENSATION PHILOSOPHY

     A primary objective of the Company's executive compensation program is to enhance the shareholder value in the Company. To help achieve this objective, the Company's executive compensation program is designed both to attract and retain the most qualified executives by creating competitive compensation packages and to motivate the Company's executives to produce strong financial performance by tying corporate and individual performance to compensation levels. The Company's executive compensation package consists generally of annual base salary and incentive compensation, as well as stock options.

     ANNUAL COMPENSATION. The Company's annual compensation for its executives consists of base salary and incentive compensation. As a starting point for determining the total annual compensation levels for executives, the Compensation Committee considers the annual compensation packages of companies that the Company considers to be its competitors. These competitor companies typically consist of (i) companies that operate in the specific industries in which the Company's subsidiaries operate, (ii) regional companies that are comparable in size to the Company, and (iii) other companies (including companies for which the Company's directors serve as directors) with which the Company believes it competes for its top executives. Such competitor companies include some, but not all, of the companies in the Standard & Poor's ("S&P") Retail Stores -- Food Chains Index and the S&P Textile -- Apparel Manufacturer Index used in preparing the graph included herein. In addition, these competitor companies may include companies that are not included in any of the indices represented in such graph.

     The total annual compensation levels of the respective executives are also designed to reflect the varying duties and responsibilities of each executive's position with the Company or a subsidiary, as appropriate, with consideration given to the relative size and complexity of each business unit, as well as the unit's relative contribution to the consolidated financial condition and results of operation of the Company. As a general rule, the total annual compensation of executives employed by the holding company is somewhat higher than the salaries of the other executives, primarily due to the higher responsibilities of the holding company executives for the Company's total performance.

     Base salary typically is determined by the Compensation Committee within base salary ranges determined as described above. Annual incentive compensation is provided through a bonus plan that the Company maintains for certain salaried personnel. The bonus plan directly links incentive pay to achievement of predetermined, objective performance goals. For an executive employed directly by the holding company, incentive pay is based on return on beginning shareholders' equity. For an executive employed by American & Efird, Inc., incentive pay is based on pre-tax earnings, as a percentage of beginning capital employed, and for an executive employed by Harris Teeter, Inc., incentive pay is based on the percentage of operating profit to sales. If the Company or a subsidiary, as applicable, achieves the predetermined minimum goals, executives are paid a predetermined percentage of base compensation as incentive pay. The percentage of base compensation payable as incentive compensation increases proportionally until a maximum performance goal, also predetermined, is achieved with respect to the applicable measure of performance.

     Generally, the total annual compensation paid to the Company's executives is equal to or lower than the median of the range of total annual compensation provided by the competitor companies, for both the Chief Executive Officer and the remaining executive officers.

     LONG-TERM INCENTIVE COMPENSATION. The Company provides long-term incentive compensation to its executives through the grant of options pursuant to its stock option plans. The Compensation Committee believes that one important goal of the executive compensation program should be to provide executives -- who have significant responsibility for the management, growth and future success of the Company -- with an opportunity to increase their ownership and potentially to gain financially from the Company's stock price increases. Options generally are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. This approach ensures that the best interests of the stockholders and executives will be closely aligned and will provide incentive for executives to enhance the long-term financial performance of, and therefore shareholder value in, the Company.

     The Compensation Committee administers the Company's various stock option plans, including the determination of the employees to whom options are granted, the terms on which such options are granted and the number of shares subject to such options. In general, criteria to determine which key employees are eligible to participate in the stock option plans include the duties of the respective employees, their present and potential contributions to the success of the Company or its subsidiaries and the anticipated number of years of effective service remaining.

     During fiscal 1999, the Compensation Committee granted options to a number of employees, including certain executives, based primarily on criteria such as length of employment with the Company or its subsidiaries, new employment and promotions. The Compensation Committee also considers the number of options previously granted to employees when it determines new option grants.

     OTHER COMPENSATION. In addition to the above forms of compensation, the Company also maintains a split dollar life insurance program for its executive officers and certain other key employees of the Company or its subsidiaries. The Company maintains the SERP, in which executives participate upon the recommendation of the Compensation Committee and at the discretion of the SERP administrative committee. The Company also maintains the Pension Plan, the ESOP and the Ruddick Savings Plan in which executives are entitled to participate upon satisfaction of the eligibility requirements set forth in the respective plans.


COMPENSATION FOR THOMAS W. DICKSON

     The general philosophy and policies of the Compensation Committee described above are equally applicable to the compensation recommendations made with respect to Thomas W. Dickson, the Chief Executive Officer of the Company.

     The overall level of annual compensation in fiscal 1999 for Mr. Dickson generally was determined based on the process described above in "Annual Compensation." The increase in the base salary paid to Mr. Dickson in fiscal 1999 is in recognition of Mr. Dickson's efforts during the last year and the Company's improved earnings.

     Fiscal 1999 annual incentive compensation under the bonus plan for Mr. Dickson was determined based on return on beginning shareholders' equity. Pursuant to this formula, if a predetermined minimum return is achieved in a given year, Mr. Dickson is entitled to incentive compensation equal to 30% of his base compensation. The percentage of base compensation payable as incentive compensation increases proportionally until a predetermined maximum return is achieved, where a maximum of 120% of his base compensation will be paid as incentive compensation. During the 1999 fiscal year, Mr. Dickson received incentive compensation equal to 44.1% of his base pay. His incentive compensation for fiscal 1998 was 43.8% of his fiscal 1998 base pay. The change was due to the Company's slightly higher return on beginning equity during fiscal 1999.


SUBMITTED BY THE COMPENSATION AND SPECIAL STOCK OPTION COMMITTEE

                Edwin B. Borden, Jr.      James E.S. Hynes
                Anna Spangler Nelson     Harold C. Stowe

               COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN
                 FOR FIVE-YEAR PERIOD ENDING SEPTEMBER 30, 1999

     The following graph presents a comparison of the yearly percentage change in the Company's cumulative total shareholders' return on the Company's Common Stock with the (i) Standard & Poor's 500 Index, (ii) Standard & Poor's Midcap 400 Index, (iii) Standard & Poor's Retail Stores -- Food Chains Index, and (iv) Standard & Poor's Textile -- Apparel Manufacturer Index for the five-year period ended September 30, 1999.


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG RUDDICK CORPORATION AND CERTAIN INDICES**


   (The Comparison Chart appears here. See the table below for plot points.)

--------------------------------------------------------------------------------
                           9/94    9/95      9/96      9/97      9/98      9/99
--------------------------------------------------------------------------------
Ruddick Corp              100.00  145.00    151.00    180.00    193.00    184.00
--------------------------------------------------------------------------------
S&P 500                   100.00  130.00    156.00    219.00    239.00    306.00
--------------------------------------------------------------------------------
S&P MIDCAP 400            100.00  126.00    143.00    199.00    180.00    225.00
--------------------------------------------------------------------------------
S&P Retail (Food Chains)  100.00  122.00    154.00    165.00    249.00    198.00
--------------------------------------------------------------------------------
S&P Textiles (Apparel)    100.00   97.00    132.00    143.00     97.00     78.00
--------------------------------------------------------------------------------

----------
* $100 invested on 09/30/94 in stock or index -- including reinvestment of dividends.

** The Company utilizes two indices, rather than a single index, for its peer group comparison: Standard & Poor's Retail Stores -- Food Chains Index and Standard & Poor's Textile -- Apparel Manufacturer Index. The Company believes that the separate presentation of these indices more accurately corresponds to the Company's primary lines of business.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     It is the practice of the Board of Directors to select independent public accountants for the Company for the current fiscal year at the annual meeting of the Board of Directors, which normally follows the annual meeting of shareholders. A representative of Arthur Andersen LLP, the Company's principal accountants for the fiscal year ended October 3, 1999, is expected to attend the Annual Meeting and will have an opportunity to make a statement, if he wishes to do so, and to respond to questions from shareholders.


                      SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16 of the Exchange Act requires the Company's directors and executive officers to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company's equity securities and to provide copies of such reports to the Company. To the Company's knowledge, based solely on a review of such copies or written representations relating thereto, insiders of the Company complied with all filing requirements.


                             SHAREHOLDER PROPOSALS

     The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy statement for its 2001 annual meeting of shareholders is August 29, 2000. Any shareholder proposal to be submitted at the 2001 annual meeting of shareholders (but not required to be included in the Company's proxy statement), including nominations for election to the Board of Directors, must also comply with
Article III , Section 12 of the Company's Bylaws, which requires that a shareholder give written notice to the Company not later than the 45th day prior to the first anniversary of the date the Company first mailed its proxy materials for the preceding year's annual meeting of shareholders. Shareholder proposals submitted at the 2001 annual meeting of shareholders (but not required to be included in the Company's proxy statement) will not be considered timely unless the notice required by the Bylaws is delivered to the Secretary of the Company not later than November 12, 2000.


                                 ANNUAL REPORT

     The Annual Report of the Company for the year ended October 3, 1999, including financial statements, accompanies this Proxy Statement.


                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                        By Order of the Board of Directors


                                        DOUGLAS J. YACENDA
                                        SECRETARY
December 27, 1999

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               RUDDICK CORPORATION

                        Annual Meeting, February 17, 2000


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Ruddick Corporation, a North Carolina corporation, hereby constitutes and appoints Alan T. Dickson, R. Stuart Dickson and Roddey Dowd, Sr., and each of them, attorneys and proxies, with full power of substitution, to act for and on behalf of the undersigned to vote all shares of Ruddick Corporation Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held in the Auditorium, 12th Floor, Two First Union Center, Third and College Streets, Charlotte, North Carolina on Thursday, February 17, 2000, at 10:00 A.M., E.S.T. and any adjournment or adjournments thereof, as set forth on the reverse side.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated December 27, 1999, and the Proxy Statement furnished therewith.

         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

-------------------------------     -------------------------------

-------------------------------     -------------------------------

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

                            - FOLD AND DETACH HERE -
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                              RUDDICK CORPORATION

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

1.) Election of the following five nominees as Directors listed below for the terms indicated in the Proxy Statement.

       JOHN R. BELK     THOMAS W. DICKSON        JAMES E.S. HYNES          HAROLD C. STOWE       ISAIAH TIDWELL

 [ ] FOR ALL NOMINEES             [ ] WITHHOLD                 [ ] FOR ALL EXCEPT

 NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.) In acting upon any other business which may properly be brought before said meeting or any adjournment thereof.

                                                    Please be sure to sign and date this Proxy.

                                                    Date:_____________________________________

                                                    __________________________________________
                                                    Shareholder sign here

                                                     _________________________________________
                                                    Co-owner sign here

                                                    Please sign exactly as your name(s) appear(s) on
                                                    the stock certificate, as printed on this proxy
                                                    card. Joint owners should each sign personally.
                                                    Trustees and other fiduciaries should indicate the
                                                    capacity in which they sign, and where more than
                                                    one name appears, a majority must sign. If a
                                                    corporation or a partnership, this signature
                                                    should be that of an authorized officer or partner
                                                    who should state his or her title.

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------
        THESE VOTING INSTRUCTIONS ARE SOLICITED BY SUNTRUST BANKS, INC.

                               RUDDICK CORPORATION

                        ANNUAL MEETING, FEBRUARY 17, 2000


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned participant in the Ruddick Employee Stock Ownership Plan hereby authorizes and instructs SunTrust Banks, Inc. to vote or cause to be voted the shares held by SunTrust Banks, Inc. for the account of the undersigned in the Ruddick Employee Stock Ownership Plan at the Annual Meeting of Shareholders to be held in the Auditorium, 12th Floor, Two First Union Center, Third and College Streets, Charlotte, North Carolina on Thursday, February 17, 2000, at 10:00 A.M., E.S.T. and any adjournment or adjournments thereof, as set forth on the reverse side.

    THESE VOTING INSTRUCTIONS WHEN PROPERLY EXECUTED WILL CAUSE THE SHARES REPRESENTED HEREBY TO BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE THE SHARES WILL BE VOTED IN FAVOR OF PROPOSAL 1. THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGEMENT OF SUNTRUST BANKS, INC. ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated December 27, 1999, and the Proxy Statement furnished therewith.

         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

-------------------------------    -------------------------------

-------------------------------    -------------------------------

-------------------------------    -------------------------------

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------



                               RUDDICK CORPORATION

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

1.) Election of the following five nominees as Directors listed below for the terms indicated in the Proxy Statement.

       JOHN R. BELK     THOMAS W. DICKSON   JAMES E.S. HYNES       HAROLD C. STOWE       ISAIAH TIDWELL

 [ ] FOR ALL NOMINEES        [ ] WITHHOLD                [ ] FOR ALL EXCEPT

 NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK
 THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE
 NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2.) In accordance with the best judgement of SunTrust Banks, Inc. in acting upon any other business which may properly be brought before said meeting or any adjournment thereof.


                                                 Please be sure to sign and date this Proxy.


                                                 Date:________________________________________

                                                 _____________________________________________
                                                 Participant sign here

                                                 Note: Signature should agree with name on the
                                                 records of SunTrust Banks, Inc. as printed hereon.
